EXHIBIT 99.1

PEPSICO SAYS IT WILL FORM NEW BOTTLING UNIT;
ERIC FOSS, 27-YEAR INDUSTRY VETERAN, WILL BE CEO

Foss, current chairman and CEO of The Pepsi Bottling Group,
the world’s largest bottler of PepsiCo beverages, will lead
new PepsiCo entity upon completion of pending mergers

PURCHASE, N.Y., Oct. 5, 2009 – In anticipation of the previously-announced mergers with its two largest bottlers, The Pepsi Bottling Group (PBG) and PepsiAmericas (PAS), PepsiCo (NYSE: PEP) today announced plans to form a new entity comprising the bottling businesses, effective upon closing of the mergers. The new unit will be called PepsiCo Bottling North America (PBNA).

Eric J. Foss, current chairman and CEO of PBG, the world’s largest bottler of PepsiCo beverages, will become CEO of the new bottling unit, reporting to PepsiCo Chairman and CEO Indra Nooyi.

PBNA will comprise all current PBG and PAS operations in the United States, Canada and Mexico, and will account for about three-quarters of the volume of PepsiCo’s North American bottling system, with independent franchisees accounting for the rest. It will focus on integrating the two bottling businesses into a lean, nimble and highly-efficient organization. PBNA will be separate from the brand-oriented PepsiCo Americas Beverages (PAB) unit, which will continue to oversee independent bottlers and Gatorade and Tropicana operations. The separation will allow greater focus for both units and enable PBNA to continue producing and distributing “allied brands” not owned by PepsiCo.

Current PBG and PAS operations in Europe and Russia will be managed by PepsiCo Europe when the mergers are completed.

“This structure will provide two very important benefits,” Nooyi said. “It will allow us to continue the critically important work we began last year to refresh our core soft drink brands. At the same time, it will enable us to maintain the operating focus we need to capture the strategic opportunity created by our bottler mergers, particularly in North America.”

“This new beverage model will strengthen our position in the global beverage marketplace through a powerful combination of scale, speed, flexibility and efficiency,” Nooyi said.

In naming Foss to lead PBNA, PepsiCo is engaging one of the beverage industry’s most experienced executives. “Eric is an extraordinarily talented executive with tremendous knowledge of and love for the bottling business,” Nooyi said. “We are fortunate to have him lead this new unit.”

“I am extremely excited to lead the new bottling entity,” said Foss. “Our focus will be to create a bigger, stronger and faster organization that can better serve our customers and accelerate our growth in North America. I am eager to work with the talented people across PAS, PBG and PepsiCo to reenergize our beverage business, drive profitable growth for our customers and sustain a high-performance and compelling environment for our people. It is great to re-join the PepsiCo team, and I look forward to accelerating our potential to become a more unified and integrated beverage system.”

In order to facilitate a smooth integration of the bottling businesses, PepsiCo will establish a special advisory board. Among its members will be: Eric Foss; Indra Nooyi; Robert Pohlad, chairman and CEO, PepsiAmericas; and Craig Weatherup, founding chairman and CEO of The Pepsi Bottling Group, who retired in 2003. Prior to his PBG tenure, Weatherup served as CEO of The Pepsi-Cola Company and president of PepsiCo.

“This advisory board, as well as Eric’s leadership of PBNA, brings stability, strong leadership and valuable continuity as we work to bring the businesses together seamlessly and smoothly,” Nooyi said.

Upon completion of the mergers, which require regulatory and shareholder approval, PepsiCo will have five direct reports to Chairman and CEO Indra K. Nooyi from an operating standpoint. In addition to Eric Foss of PBNA, they will include Massimo d’Amore, PepsiCo Americas Beverages CEO (PAB), John Compton, PepsiCo Americas Foods CEO (PAF); Saad Abdul-Latif, PepsiCo Asia, Middle East and Africa CEO (AMEA); and Zein Abdalla, PepsiCo Europe CEO.

Foss Bio

As chairman and CEO of The Pepsi Bottling Group, Foss currently leads an independent company that generated nearly $14 billion in revenues in 2008. PBG operates in the United States, Canada, Greece, Mexico, Russia, Spain and Turkey, accounting for more than one-half of the Pepsi-Cola beverages sold in North America, and about 40 percent of the Pepsi-Cola system volume worldwide. He was named CEO and elected to the PBG Board of Directors in July 2006 and elevated to chairman of the board in October 2008. He served as chief operating officer from September 2005 to July 2006.

Foss joined Pepsi-Cola Company in 1982 and held a variety of field and headquarters sales, marketing and general management positions in the U.S. and Europe.

About PepsiCo

PepsiCo offers the world’s largest portfolio of billion-dollar food and beverage brands, including 18 different product lines that each generate more than $1 billion in annual retail sales. Our main businesses — Frito-Lay, Quaker, Pepsi-Cola, Tropicana and Gatorade — also make hundreds of other nourishing, tasty foods and drinks that bring joy to our consumers in over 200 countries. With more than $43 billion in 2008 revenues, PepsiCo employs 198,000 people who are united by our unique commitment to sustainable growth, called Performance with Purpose. By dedicating ourselves to offering a broad array of choices for healthy, convenient and fun nourishment, reducing our environmental impact, and fostering a diverse and inclusive workplace culture, PepsiCo balances strong financial returns with giving back to our communities worldwide. For more information, please visit www.pepsico.com.

Cautionary Statement

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. PepsiCo, Inc. (“PepsiCo”) and The Pepsi Bottling Group, Inc. (“PBG”) have filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 containing a proxy statement/prospectus and other documents with respect to the proposed acquisition of PBG. A definitive proxy statement/prospectus will be mailed to shareholders of PBG after the registration statement is declared effective. The registration statement has not yet become effective. PepsiCo and PepsiAmericas, Inc. (“PAS”) have filed with the SEC a registration statement on Form S-4 containing a proxy statement/prospectus and other documents with respect to the proposed acquisition of PAS. A definitive proxy statement/prospectus will be mailed to shareholders of PAS after the registration statement is declared effective. The registration statement has not yet become effective. INVESTORS AND SECURITY HOLDERS OF PBG AND PAS ARE URGED TO READ THE APPLICABLE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors and security holders will be able to obtain free copies of the registration statements and the proxy statements/prospectuses and other documents filed with the SEC by PepsiCo, PBG or PAS through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by PepsiCo will be available free of charge on PepsiCo’s internet website at www.pepsico.com or by contacting PepsiCo’s Investor Relations Department at 914-253-3035. Copies of the documents filed with the SEC by PBG will be available free of charge on PBG’s internet website at www.pbg.com or by contacting PBG’s Investor Relations Department at 914-767-7216. Copies of the documents filed with the SEC by PAS will also be available free of charge on PAS’s internet website at www.pepsiamericas.com or by contacting PAS’s Investor Relations Department at 612-661-3883.

PBG and its directors, executive officers and certain other employees may be deemed to be participants in the solicitation of proxies in respect of the proposed acquisition of PBG. Information regarding PBG’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 27, 2008, which was filed with the SEC on February 20, 2009, and its proxy statement for its 2009 annual meeting of shareholders, which was filed with the SEC on April 7, 2009. PAS and its directors, executive officers and certain other employees may be deemed to be participants in the solicitation of proxies in respect of the proposed acquisition of PAS. Information regarding PAS’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended January 3, 2009, which was filed with the SEC on March 4, 2009, and its proxy statement for its 2009 annual meeting of shareholders, which was filed with the SEC on March 18, 2009. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statements/prospectuses and other relevant materials filed with the SEC.

Statements in this release that are “forward-looking statements” are based on currently available information, operating plans and projections about future events and trends. They inherently involve risks and uncertainties that could cause actual results to differ materially from those predicted in such forward-looking statements. Such risks and uncertainties include, but are not limited to: PepsiCo’s ability to consummate the acquisitions of PBG and PAS and to achieve the synergies and value creation contemplated by the proposed acquisitions; PepsiCo’s ability to promptly and effectively integrate the businesses of PBG, PAS and PepsiCo; the timing to consummate the proposed acquisitions and any necessary actions to obtain required regulatory approvals; the diversion of management time on transaction-related issues; changes in demand for PepsiCo’s products, as a result of shifts in consumer preferences or otherwise; increased costs, disruption of supply or shortages of raw materials and other supplies; unfavorable economic conditions and increased volatility in foreign exchange rates; PepsiCo’s ability to build and sustain proper information technology infrastructure, successfully implement its ongoing business process transformation initiative or outsource certain functions effectively; damage to PepsiCo’s reputation; trade consolidation, the loss of any key customer, or failure to maintain good relationships with PepsiCo’s bottling partners, including as a result of the proposed acquisitions; PepsiCo’s ability to hire or retain key employees or a highly skilled and diverse workforce; changes in the legal and regulatory environment; disruption of PepsiCo’s supply chain; unstable political conditions, civil unrest or other developments and risks in the countries where PepsiCo operates; and risks that benefits from PepsiCo’s Productivity for Growth initiative may not be achieved, may take longer to achieve than expected or may cost more than currently anticipated.

For additional information on these and other factors that could cause PepsiCo’s actual results to materially differ from those set forth herein, please see PepsiCo’s filings with the SEC, including its most recent annual report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. All information in this communication is as of October 2, 2009. PepsiCo undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

SOURCE: PepsiCo, Inc.

Web site: http://www.pepsico.com/

Media Contacts:
Dick Detwiler
PepsiCo
(914) 253-2725
dick.detwiler@pepsi.com

Michelle Naughton
PepsiCo
(914) 253-2950
michelle.naughton@pepsi.com